Supplementary Information to the Consolidated Statements of Profit or Loss and Other Comprehensive Income or Loss (Schedule of Cost of Revenue License) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Statement of comprehensive income [abstract]
Salary and benefits	$ 0	$ 0	$ 4
Royalties payments	32	20	0
Total Royalties payments	$ 32	$ 20	$ 4